                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       November 14, 2000
                                                -------------------------------

                              Altris Software, Inc.
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               (Exact name of registrant as specified in charter)


         California                      0-15935                  95-3634089
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(State or other jurisdiction of   (Commission file number)     (IRS employer
        incorporation)                                       identification no.)


9339 Carroll Park Drive, San Diego, California                       92121
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   (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code       (858) 625-3000
                                                  -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OF ASSETS.

     On November 14, 2000, Altris Software, Inc., a California corporation (the "Registrant"), acquired all of the outstanding capital stock of Spescom KMS ("KMS"), the document management business of Spescom Limited UK, a corporation organized under the laws of the United Kingdom and a subsidiary of Spescom Limited ("Spescom"), a South African corporation. As of September 30, 2000, Spescom owned approximately 60% of the Registrant's issued and outstanding common stock. This transaction was deemed effective as of October 1, 2000. Prior to the Registrant's acquisition of KMS, KMS had been the Registrant's exclusive distributor for the Registrant's eB product suite outside North, Latin and South America. In exchange for the capital stock of KMS and the assumption of certain KMS liabilities, the Registrant will issue 550,000 shares of its common stock to Spescom. On November 14, 2000, the closing price of the Registrant's common stock on the OTC bulletin board was $1.875. For additional information regarding the Registrant's acquisition of KMS, please see the Agreement attached hereto as
Exhibit 2.1 and the Registrant's press release attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) None of the required financial statements are currently available. Pursuant to paragraph (a)(4) of Item 7, the required historical financial information will be filed or incorporated by reference as soon as practicable, but in any event not later than 60 days following the date on which this Form 8-K must be filed.

          (b) None of the required pro forma financial information is currently available. Pursuant to paragraph (b)(2) of Item 7 ,the required pro forma financial information will be filed as soon as practicable, but in any event not later than 60 days following the date on which this Form 8-K must be filed.

          (c) EXHIBITS.

              The following exhibits are filed with this report on Form 8-K:


EXHIBIT NO.    DESCRIPTION
 2.1           Agreement dated November 14, 2000 among the Registrant, Altris
               Group plc, and Spescom Ltd.

99.1 Press Release, dated November 14, 2000, announcing the completion of the acquisition.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 29, 2000.                   ALTRIS SOFTWARE, INC.


                                            By: /s/ John W. Low
                                               --------------------------------
                                               John W. Low
                                               Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

 2.1               Agreement dated November 14, 2000 among the Registrant,
                   Altris Group plc, and Spescom Ltd.

99.1 Press Release, dated November 14, 2000, announcing the completion of the acquisition.




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